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                                                                  Exhibit 10.1


                          AMENDMENT TO LOAN AGREEMENT

     THIS AMENDMENT TO LOAN AGREEMENT dated as of November 12, 2001, is entered into by and between Spectra-Physics, Inc., a Delaware corporation with offices located at 1335 Terra Bella Ave., Mountain View, CA 94030 ("BORROWER"), and Thermo Electron Corporation, a Delaware corporation with offices located at 81 Wyman Street, Waltham, MA 02454 ("LENDER").

     WHEREAS, Borrower and Lender entered into a Loan Agreement dated March 5, 2001 (the "Loan Agreement") pursuant to which Lender agreed to lend Borrower up to $20 million under certain terms and conditions; and

     WHEREAS, Borrower desires to borrow additional funds from Lender in order to pay off its outstanding loan from ABN AMRO Bank and for other purposes; and

     WHEREAS, Borrower and Lender desire to amend the Loan Agreement to increase the maximum amount to be loaned by Lender to Borrower to $35 million on the terms and conditions set forth herein and in the Loan Agreement.

     NOW THEREFORE, Borrower and Lender hereby agree as follows:

     1. Amendment of Loan Agreement. The Loan Agreement is hereby amended effective as of the date hereof to increase the amount of the Revolving Line of Credit to a maximum of $35 million, and effective as of the date hereof, all references in the Loan Agreement to the $20 million Revolving Loan Commitment and Revolving Line of Credit shall be deemed to be references to a $35 million Revolving Loan Commitment and Revolving Line of Credit. All references in the Loan Agreement to the Note shall be deemed to be references to the $20 million note executed by Borrower in March 2001 as well as the $15 million note in the form attached hereto as Exhibit A. All terms and conditions of the Loan Agreement shall remain in full force and effect as hereby amended.

     2. Promissory Note. Simultaneously with the execution of this Amendment to Loan Agreement, Borrower shall execute and deliver to Lender on the date hereof a $15 million revolving promissory note in the form attached hereto as Exhibit A.

     3. Representations and Warranties. Borrower hereby represents and warrants, that as of the date hereof, and upon each request for an advance under the Revolving Line of Credit Borrower shall be deemed to have further represented and warranted to Lender, that the representations and warranties set forth in the Loan Agreement, as amended, are true and correct.

     4. Additional Affirmative Covenant. Borrower will repay the outstanding balance of its loans from ABN AMRO Bank within three business days after the date hereof.

     5. Counterparts. This Loan Agreement may be separately executed in any number of counterparts, each of which shall be an original, but all of which, taken together, shall be deemed to constitute one and the same instrument.

     6. Facsimile Documents and Signatures. If this document or any document executed in connection with it is transmitted by facsimile machine, it shall be treated for all purposes as an original document. Additionally, the signature of any party on this document transmitted by way of facsimile


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machine shall be considered for all purposes as an original signature. Any such document transmitted by facsimile machine shall be considered to have the same binding legal effect as an original document. At the request of any party, any document sent by facsimile machine shall be re-executed by each signatory party in an original form.

     THIS AMENDMENT TO LOAN AGREEMENT, TOGETHER WITH THE LOAN AGREEMENT AND RELATED LOAN DOCUMENTS ENTERED INTO BY BORROWER AND LENDER DATED AS OF MARCH 5, 2001, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO ITS SUBJECT MATTER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as a document under seal as of the date first written above.

SPECTRA-PHYSICS, INC.                    THERMO ELECTRON CORPORATION




By: /s/ Seth Halio                       By: /s/ Kenneth J. Apicerno
    _____________________                    _____________________
    Name: Seth Halio                         Name: Kenneth J. Apicerno
    Title: VP - Finance                      Title: Treasurer





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                                   EXHIBIT A

                             FORM OF REVOLVING NOTE

                           REVOLVING PROMISSORY NOTE

                                                               November  , 2001

     FOR VALUE RECEIVED, the undersigned Spectra-Physics, Inc., a Delaware corporation having its principal place of business at 1335 Terra Bella Ave., Mountain View, CA 94030 (the "Borrower"), promises to pay to the order of Thermo Electron Corporation, a Delaware corporation having its principal place of business at 81 Wyman Street, Waltham, MA 02454-9046 (the "Lender"), as described herein, the principal sum of Fifteen Million Dollars ($15,000,000) or so much thereof as shall have been advanced to the Borrower pursuant to the Revolving Line of Credit under the Loan Agreement dated as of March 5, 2001, as amended, by and between Borrower and Lender (the "Loan Agreement"), or such part thereof as then remains unpaid, and to pay interest from the date hereof on the whole amount of said principal sum remaining from time to time unpaid at a rate per annum equal to the rate of the London interbank borrowing rate (LIBOR) for 90-day maturities as reported in The Wall Street Journal (or if not reported in The Wall Street Journal, as reported by Telerate) on the first business day of each fiscal quarter of the Lender plus two hundred seventy-five
(275) basis points (the "Applicable Rate"), which rate shall be adjusted as of the first business day of each fiscal quarter of the Lender during the term of the Loan Agreement and shall be in effect for the entirety of such fiscal quarter.

     Interest only on the unpaid principal from time to time outstanding hereunder shall be paid quarterly in arrears on the last business day of each fiscal quarter of the Lender during the one-year period following the date hereof. The outstanding principal amount of this Note together with all accrued and unpaid interest shall be due and payable on March 9, 2002.

     Interest shall be computed on an actual 360-day basis. Principal and interest shall be payable in lawful money of the United States of America, in immediately available funds, at the principal office of the Lender or at such other place as the holder may designate from time to time in writing to the Borrower.

     This Note may be prepaid at any time in whole or in part at any time without premium, penalty or prior notice. Overdue principal and interest shall bear interest at a rate per annum equal to the Applicable Rate plus two percent (2%).

     The Borrower hereby waives presentment, demand, notice of nonpayment and protest.

     The then unpaid principal amount of, and interest outstanding on, this Note shall be and become immediately due and payable without notice or demand, at the option of the holder hereof, upon the occurrence of any Event of Default as that term is defined in the Loan Agreement. No failure by the Lender to take action with respect to any Event of Default shall affect its subsequent rights to take action with respect to the same or any other Event of Default. In the event of an Event of Default the Borrower agrees to pay all reasonable costs of collection, including reasonable attorney's fees, to the extent allowed by law. No delay or omission on the part of the Lender in exercising any right hereunder shall operate as a waiver of such right or any other right. A waiver of any right on any one or more occasion shall not operate as a bar or waiver of any right on any future occasion.

     This Note shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of the Commonwealth of Massachusetts.
In the event of any conflict between the terms of this Note and the terms of the Loan Agreement, the terms of the Loan Agreement shall prevail.

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     IN WITNESS WHEREOF, the undersigned has caused this Note to be executed under seal by its duly authorized officer.

SPECTRA-PHYSICS, INC.



By: _______________________
    Name:
    Title:






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